UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 20, 2008

Home Diagnostics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33027	22-2594392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2400 NW 55th Court, Fort Lauderdale, Florida		33309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-677-9201

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 20, 2008, Home Diagnostics, Inc., a Delaware corporation ("HDI") entered into a Fifth Amended and Restated Loan Agreement (the "Agreement) by and between HDI and Wachovia Bank, National Association, a nationally chartered banking association ("Wachovia") and related Fifth Amended and Restated Promissory Note in favor of Wachovia.

The Agreement provides for a $10,000,000.00 unsecured revolving senior credit facility expiring April 30, 2009.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following material is filed as an exhibit to this Current
Report on Form 8-K:

Exhibit No. and Description

10.1 Fifth Amended and Restated Loan Agreement, dated March 20, 2008 by and between Home Diagnostics, Inc. and Wachovia Bank, National Association and related Fifth Amended and Restated Revolving Promissory Note.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Diagnostics, Inc.

March 20, 2008	By:	/s/ Ronald L. Rubin

Name: Ronald L. Rubin
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Fifth Amended and Restated Loan Agreement, dated March 20, 2008 by and between Home Diagnostics, Inc. and Wachovia Bank, National Association and related Fifth Amended and Restated Revolving Promissory Note.